                                                                     EXHIBIT 3.1


                                                                  FILED
                                                             MAY 9 1983  9AM
                                                                  [sig]
                                                           SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 CCRS III, INC.


                                  -----------


      FIRST. The name of this corporation shall be:

                                 CCRS III, Inc.

      SECOND. Its registered office in the State of Delaware is to be located at 4305 Lancaster Pike, in the City of Wilmington, County of New Castle, and its registered agent at such address is CORPORATION SERVICE COMPANY.

      THIRD. The purpose or purposes of the corporation shall be:

      To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH. The total number of shares of stock which this corporation is authorized to issue is:

      One Thousand (1,000) shares of the par value of Ten Cents ($.10) each, amounting to One Hundred Dollars ($100.00).

      FIFTH. The name and mailing address of the incorporator is as follows:

                  JACQUELINE N. CASPER
                  Corporation Service Company
                  4305 Lancaster Pike
                  Wilmington, Delaware

      SIXTH. The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

      IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this sixth day of May, A.D. 1983.


                                            /s/ Jacqueline N. Casper
                                          ----------------------------------
                                                Jacqueline N. Casper
                                                Incorporator

                                                                     FILED
                                                                  AUG 11 1989
                                                                     [sig]
                                                              SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                                 CCRS III, INC.


                                  -----------


      CCRS III, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

      FIRST. That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

      RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Articles FIRST and FOURTH of the Certificate of Incorporation be amended to read as follows:

      FIRST. The name of the corporation shall be:

             CENTRAL CORPORATE REPORTS SERVICE, INC.

      FOURTH. The total number of shares of stock which this corporation shall have the authority to issue is: Ten Million (10,000,000) shares of the par value of One Cent ($.01) each, amounting to One Hundred Thousand Dollars ($100,000.00).

      SECOND. That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

      THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

      FOURTH. That the capital of said corporation will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Daniel D. Weston its President, and attested by Wilma Conforti its Secretary, this Ninth day of August A.D. 1983.



                                                  /s/ DANIEL D. WESTON
                                          -------------------------------------
                                                        President


                                                  /s/  WILMA CONFORTI
                       Attested by:       -------------------------------------
                                                        Secretary

                                                               FILED
                                                         OCT 14 1983  9 AM
                                                               [sig]
                                                        SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                    CENTRAL CORPORATE REPORTS SERVICE, INC.


                                  -----------


      Central Corporate Reports Service, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

      FIRST. That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

      RESOLVED, that this Board of Directors does consider it advisable that
Article I of the Certificate of Incorporation, as amended, shall read as follows:

      The name of the corporation shall be: Information Bureau Inc.

      SECOND. That the amendment has been consented to and authorized by the holders of all of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

      THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

      FOURTH. That the capital of said corporation will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by David H. Groark, its President, and attested by Judy Rochotte, its Secretary, this 28 day of September, 1983.



                                                  /s/ DAVID H. GROARK
                                          -------------------------------------
                                          President



Attested by:

        /s/ JUDY ROCHOTTE
------------------------------------

                                                                 F I L E D
                                                             JUL 27 1984  9 AM
                                                                   [sig]
                                                             SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                            INFORMATION BUREAU INC.


     Information Bureau Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST. That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVE, that this Board of Directors does consider it advisable that Article Fourth of the Certificate of Incorporation, as amended, shall read as follows:

     FOURTH: The total number of shares of capital stock which this corporation shall have the authority to issue is Ten Million (10,000,000) shares of common stock of the par value of One Cent ($0.01) each, amounting to One Hundred Thousand Dollars ($100,000.00).

     SECOND. That said amendment has been consented to and authorized by the holders of all of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 247 and 228 of the General Corporation Law of the State of Delaware.

     FOURTH. That the capital of said corporation will not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by David H. Groark, its President, and attested by Judy Rochotte, its Secretary, this 23rd day of July, 1984.




                                        /s/ DAVID H. GROARK
                                        ---------------------------------
                                        David H. Groark, President

Attested by:


/s/ JUDY ROCHOTTE
------------------------------
Judy Rochotte, Secretary

                                                                   FILED
                                                             AUG 25 1989  9 AM
                                                                   [SIG]
                                                             SECRETARY OF STATE

                            CERTIFICATE OF OWNERSHIP

                                    MERGING

                    CENTRAL CORPORATE REPORTS SERVICE, INC.

                                      INTO

                            INFORMATION BUREAU INC.

            (Pursuant to Section 253 of the General Corporation Law
                           of the State of Delaware)

     INFORMATION BUREAU INC., a corporation incorporated on the 9th day of May, A.D. 1983, pursuant to the provisions of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY that this corporation owns all the capital stock of CENTRAL CORPORATE REPORTS SERVICE, INC. a corporation incorporated on the 23rd day of July, A.D. 1985, pursuant to the provisions of the General Corporation Law of the State of Delaware, and that this corporation, by a resolution of its Board of Directors duly adopted at a meeting held on the 15th day of August, A.D. 1989 determined to and did merge into itself said CENTRAL CORPORATE REPORTS SERVICE, INC. which resolution is in the following words to wit:

     WHEREAS this corporation lawfully owns all the outstanding stock of CENTRAL CORPORATE REPORTS SERVICE, INC., a corporation organized and existing under the Laws of the State of Delaware, and

     WHEREAS this corporation desires to merge into itself the said CENTRAL CORPORATE REPORTS SERVICE, INC, and to be possessed of all the estate, property, rights, privileges and franchises of said corporation,

     NOW, THEREFORE, BE IT

     RESOLVED, that this corporation merge into itself, and it does hereby merge into itself said CENTRAL CORPORATE REPORTS SERVICE, INC. and assumes all of its liabilities and obligations, and

     FURTHER RESOLVED, that the president or a vice president, and the secretary or treasurer of this corporation be and they hereby are directed to make and execute the corporate seal of this corporation, a certificate of ownership setting forth a copy of the resolution to merge said CENTRAL CORPORATE REPORTS SERVICE, INC. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

     FURTHER RESOLVED, that the officers of this corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware which may be in anywise necessary or proper to effect said merger.

     FURTHER RESOLVED, that the Board of Directors hereby declares it advisable and in the best interest of the corporation that the ???

     FIRST. The name of this corporation shall be:

                    CENTRAL CORPORATE REPORTS SERVICE, INC.

     The Corporation DOES HEREBY CERTIFY that the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said INFORMATION BUREAU INC. has caused this certificate to be signed by Martin L. Goldberg, its President, and attested by Morris L. Lerner, its Secretary, this Fifteenth day of August, A.D. 1989.


                                   /s/ MARTIN L. GOLDBERG
                                   ----------------------------
                                            President

                           Attest  /s/ MORRIS L. LERNER
                                   ----------------------------
                                            Secretary

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 06/06/1990
                                                         710157003 - 2008430

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                    CENTRAL CORPORATE REPORTS SERVICE, INC.
                      ----------------------------------

     CENTRAL CORPORATE REPORTS SERVICE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FIRST and Article FOURTH of the Certificate of Incorporation be amended to read as follows:

     FIRST: The name of this corporation shall be:

                             COMBINED ASSETS, INC.

     FOURTH: The total number of shares of stock which this corporation is authorized to issue is:

     Ten Million (10,000,000) shares of common stock with a par value of $.01 per share, amounting to One Hundred Thousand Dollars ($100,000.00).

     Twenty Million (20,000,000) shares of preferred stock with a par value of $.01 per share, amounting to Two Hundred Thousand Dollars ($200,000.00).

     SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its President, and attested by its Secretary, this thirty-first day of May A.D. 1990.


                                        [SIG]
                                        ----------------------------------------
                                                                       President


                                                 /s/  MORRIS L. LERNER
                                        ----------------------------------------
                                        Attested by:                   Secretary

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 06/17/1991
                                                           911685287--2008430

                                  CERTIFICATE

                       FOR RENEWAL AND REVIVAL OF CHARTER

                                       OF

                             COMBINED ASSETS, INC.


     COMBINED ASSETS, INC., a corporation organized under the laws of the State of Delaware, the certificate of incorporation of which was filed in the Office of the Secretary of State on the 9th day of May, A.D., 1983, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

     1.   The name of this corporation is:

               COMBINED ASSETS, INC.

     2. Its registered office in the State of Delaware is located at 1013 Centre Road, City of Wilmington, County of New Castle and the name and address of its registered agent is CORPORATION SERVICE COMPANY.

     3. The date when the restoration, renewal, and revival of the charter of this company is to commence is the 28th day of February, 1991, same being prior to the date of the expiration of the charter This renewal and revival of the charter of this corporation is to be perpetual.

     4. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March, 1991, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

     IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, COMBINED ASSETS, INC. has caused this Certificate to be signed by Alvin A. McCollum, the last and Acting President, and attested by Morris L. Lerner, the last and Acting Secretary, this 13th day of June, A.D. 1991.



                                             /s/  ALVIN A. McCOLLUM
                                        ----------------------------------------
                                        Last and Acting President


Attested by:                                 /s/  MORRIS L. LERNER
                                        ----------------------------------------
                                        Last and Acting Secretary

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 06/26/1991
                                                       711177002 - 2008430


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             COMBINED ASSETS, INC.

                       __________________________________


                      COMBINED ASSETS, INC., a corporation
organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FIRST and Article FOURTH of the Certificate of Incorporation be amended to read as follows:

          FIRST: The name of this corporation shall be:

                            ACP INTERNATIONAL, INC.

          FOURTH: The total number of shares of stock which this corporation is authorized to issue is:

          One Hundred Million (100,000,000) shares of common stock with a par value of $.0001 per share, amounting to Ten Thousand Dollars ($10,000.00).

          Ten Thousand (10,000) shares of preferred stock with a par value of $.0001 per share, amounting to One Dollar ($1.00).

     SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by a written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its President, and attested by its Secretary, this 19th day of June A.D. 1991.

                                               /s/  ALVIN McCOLLUM
                                        ------------------------------------
                                                    President

                                               /s/  MORRIS L. LERNER
                    Attested by:        ------------------------------------
                                                    Secretary

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 02/15/94
                                                          944021029-2008430

                                  CERTIFICATE
                       FOR RENEWAL AND REVIVAL OF CHARTER
                                       OF
                            ACP INTERNATIONAL, INC.

      ACP INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware, the Certificate of Incorporation of which was filed in the Office of the Secretary of State on the ninth day of May A.D. 1994, the charter of which was voided for nonpayment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

      1.  The name of this corporation is:

                            ACP INTERNATIONAL, INC.

      2. Its registered office in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle and its registered agent is CORPORATION SERVICE COMPANY.

      3. The date when the restoration, renewal, and revival of the charter of this company is to commence is the twenty-eighth day of February, A.D., 1993, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

      4. This corporation was duly organized and carried on the business authorized by its charter until the first day of March, A.D., 1993, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

      IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, ACP INTERNATIONAL, INC. has caused this Certificate to be signed by Alvin A. McCollum, the last and Acting President and attested by Morris L. Lerner the last and Acting Secretary, this second day of February, A.D., 1994.

                               /s/ ALVIN A. McCOLLUM
                              -------------------------------------
                              Last and Acting President

                  Attested by: /s/ MORRIS L. LERNER
                              --------------------------------------
                              Last and Acting Secretary

                                                      STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                   DIVISION OF CORPORATIONS
                                                   FILED 09:01 AM 02/15/1994
                                                     944021030 -- 2008430

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            ACP INTERNATIONAL, INC.
                       ----------------------------------

     ACP INTERNATIONAL INC., a corporation organized and existing under and by virtue of the general corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST. That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FIRST and FOURTH of the Certificate of Incorporation be amended to read as follows:

     FIRST: The name of this corporation shall be:

                             COMBINED ASSETS, INC.

     FOURTH: The total number of shares of capital stock which the corporation shall have authority to issue is 10,000,000 shares of Common Stock with $.0001 par value per share.

     SECOND. That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by MARVIN MEARS its President, and attested by MORRIS L. LERNER its Secretary, this 2nd day of February, A.D. 1994.


                                        /s/ MARVIN MEARS
                                        ----------------------------------------
                                                                       President


                                        /s/ MORRIS L. LERNER
                                        ----------------------------------------
                                        Attested by:                   Secretary

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 01/13/1995
                                                             950009839 - 2008430


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             COMBINED ASSETS, INC.
                       _________________________________

     Combined Assets, Inc., a corporation organized and existing under and by virtue of the general corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST. That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FIRST of the Certificate of Incorporation be amended to read as follows:

     FIRST: The name of this corporation shall be:

               ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

     SECOND. That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by President this 10th day of January A.D. 1995.






                                /s/ MARVIN MEARS
                             --------------------------
                                Authorized Officer

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 07/25/1995
                                                         950-165876 - 2008430

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

               ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION
                  -------------------------------------------

     ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION, a corporation organized and existing under and by virtue of the general corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST. That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution:

     RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FOURTH of the Certificate of Incorporation be amended to read as follows:

     FOURTH: The total number of shares of stock which this corporation is authorized to issue is:

                   Twenty Million (20,000,000) par value $.01

     SECOND. That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by the President, this 5th day of July A.D. 1995.


                                   /s/ MARVIN MEARS
                                   ---------------------------
                                       Authorized Officer
                                           President

                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                    FILED 09:00 AM 04/02/1998
                                                       981127888 - 2008430



                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

               ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION


     Environmental Products & Technologies Corporation, a corporation organized and existing under and by virtue of the General Law of Delaware, DOES HEREBY
CERTIFY:

     FIRST. That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution.

     RESOLVED. The Corporation is authorized to issue two classes of shares. One class shall be designated as common stock, $.01 par value per share and one class shall be designated as preferred stock, $.01 par value per share. The total number of common shares which this corporation is authorized to issue is 20,000,000. The total number of preferred shares which this Corporation is authorized to issue is 20,000,000. The Corporation's Board of Directors may designate different series of preferred stock and may fix the number of authorized shares of preferred stock for each series. The holders of each series of preferred stock shall have such rights, preferences and privileges as may be determined by the Corporation's Board of Directors prior to the issuance of such shares.

     SECOND. That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 General Corporation Law of the State of Delaware.

     THIRD. That the aforesaid said amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its President, this 2nd day of April, 1998.




                                                /s/ MARVIN MEARS
                                        ------------------------------
                                                    Marvin Mears

                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                    FILED 09:00 AM 04/06/1998
                                                       981132624 - 2008430


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

               ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

     Environmental Products & Technologies Corporation, a Corporation organized and existing under and by virtue of the general corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted the following resolution.

     RESOLVED: That the Board of Directors hereby declares it advisable and in the best interest of the Company that Article Fourth of the Certificate of Incorporation be amended to read as follows:

     FOURTH: The Corporation is authorized to issue two classes of shares. One class shall be designated as common stock, $.01 par value per share and one class shall be designated as preferred stock, $.01 par value per share. The total number of common shares which this corporation is authorized to issue is 20,000,000. The total number of preferred shares which this Corporation is authorized to issue is 20,000,000. The Corporation's Board of Directors may designate different series of preferred stock and may fix the number of authorized shares of preferred stock for each series. The holders of each series of preferred stock shall have such rights, preferences and privileges as may be determined by the Corporation's Board of Directors prior to the issuance of such shares.

     SECOND. That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 General Corporation Law of the State of Delaware.

     THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its President, this 27th day of March, 1998.


/s/  MARVIN MEARS
-----------------------
Authorized Officer
Marvin Mears